SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement” or “Subscription Agreement”) made as of the last date set forth on the signature page hereof between The Green PolkaDot Box, Inc., a Utah corporation (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of up to $_______________ of Unsecured Convertible Promissory Notes (each a “Note”), a form of which is attached hereto as Exhibit A, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

WHEREAS, each Subscriber desires to purchase a Note in the principal amount set forth on the signature page hereof on the terms and conditions hereinafter set forth for a purchase price equal to the principal amount thereof (the “Purchase Price”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

I.           SUBSCRIPTION FOR NOTES

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company a Note in the principal amount as set forth on the signature page hereof on the terms and conditions hereinafter set forth and in consideration for the Purchase Price, and the Company agrees to sell to the Subscriber such Note.

1.2           The purchase price is payable by wire transfer of immediately available funds, pursuant to the wire instructions below or by check payable to Sichenzia Ross Friedman Ference, LLP as Escrow Agent to The Green PolkaDot Box, Inc.

1.3           Together with the payment of the purchase price, the Subscriber hereby delivers to the Company the following (i) two executed copies of the Signature Page at the end of this Agreement, (ii) two executed copies of the Escrow Agreement, in the form attached hereto as Exhibit B (the “Escrow Agreement”), and (iii) one executed copy of the Confidential Investor Questionnaire attached hereto as Exhibit C (the “Questionnaire”).

1.4           The Offering will be open until February 28, 2012, unless terminated earlier by the Company; or (ii) the sale of Notes in the aggregate principal of $500,000.

1.5           The closing of the purchase and sale of the Notes hereunder (the “Closing”) shall take place at the offices of Sichenzia Ross Friedman Ference, LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company and may take place in one of more closings.  Closings shall take place on a Business Day as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed.

1.5           Subject to applicable state securities laws, the Subscriber may not revoke any subscription that such Subscriber delivers to the Company. However, the Subscriber understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Subscriber, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering.  The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only if accepted by the Company.

1.6           Other than in connection with an Exempt Issuance (as defined below), if at any time following the mandatory exchange of Notes pursuant to Section 4 of the Notes (the “Mandatory Exchange”) and for a period of twelve months thereafter, the Public Company (as defined in the Notes) shall issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Exchange Price (as defined in the Notes) (the “Lower Price Issuance”), without the consent of the Subscriber, then the Company shall cause the Public Company to issue, for each such occasion, additional PIPE Securities (as defined in the Notes) to the Subscriber respecting those PIPE Securities that are then still owned by the Subscriber at the time of the Lower Price Issuance so that the average Exchange Price of the PIPE Securities owned by the Subscriber on the date of the Lower Price Issuance plus such additional PIPE Securities issued to Subscriber pursuant to this Section 1.6 is equal to such other Lower Price Issuance. The delivery to Subscriber of the additional PIPE Securities shall be not later than the closing date of the transaction giving rise to the requirement to issue additional PIPE Securities. For the purposes hereof, “Exempt Issuance” means (i) securities of the Public Company issued or issuable in an underwritten public offering or upon the exercise of warrants or rights granted to underwriters in connection with such a public offering, (ii) securities of the Public Company issued, issuable or deemed issued to employees, consultants, officers or directors under equity compensation plan, (iii) securities of the Public Company issued or issuable pursuant to the exercise, conversion or exchange of options, warrants, convertible or exchangeable securities of the Public Company outstanding immediately following the Mandatory Exchange, (iv) securities of the Public Company issued or issuable in connection with bank lines of credit, equipment lease transactions or real estate transactions, (v) securities of the Public Company issued or issuable in connection with any strategic alliance, joint venture or license agreement, and (vi) securities of the Public Company issued or issuable in connection with any acquisition, merger or consolidation (collectively, the foregoing (i) through (vi) are “Exempt Issuances”),

II.           REPRESENTATIONS AND WARRANTIES

Subscriber hereby represents, warrants and covenants to, and agrees with, the Company as follows:

2.1           The Subscriber recognizes that investment in the Note and the underlying securities (collectively, the “Securities”) involves substantial risks, including loss of the entire amount of such investment.  The Subscriber fully understands the terms of the Offering and acknowledges receipt of and has carefully reviewed this Agreement, the Executive Summary attached as Exhibit D, the “Risk Factors” attached as Exhibit E as well the Note and Escrow Agreement (collectively, the “Disclosure Materials”).  With respect to tax and other economic considerations involved in this investment, the Subscriber is not relying on the Company.  The Subscriber has carefully considered and has, to the extent the Subscriber believes such discussion necessary, discussed with the Subscriber’s professional legal, tax, accounting, and financial advisors the suitability of an investment in the Securities for the Subscriber’s particular tax and financial situation and has determined that the Securities being subscribed for by the Subscriber are a suitable investment for the Subscriber.

2.2           The Subscriber acknowledges that all documents, records, and books pertaining to this investment which the Subscriber has requested have been made available for inspection by the Subscriber, the Subscriber’s attorney, accountant, or adviser(s).

2.3           The Subscriber and/or the Subscriber’s adviser(s) has/have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Subscriber.

2.4           The Subscriber is not subscribing for the Securities as a result of, or subsequent to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television, internet or radio or presented at any seminar or meeting.

2.5           The Subscriber: (i) has a pre-existing business relationship with the Company, or one of its respective officers, directors, or controlling persons; and (ii) by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors who are unaffiliated with, and who are not compensated by, the Company or any of its respective affiliates, directly or indirectly, can be reasonably assumed to have the capacity to protect the Subscriber’s interests in connection with the investment in the Securities.

2.6           If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment.

2.7           The Subscriber or the Subscriber’s purchaser representative, as the case may be, has such knowledge and experience in financial, tax, and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

2.8           The Subscriber will not sell or otherwise transfer the Securities without registration under the Securities Act, or applicable state securities laws or an exemption therefrom.  The Subscriber acknowledges that the Securities have not been registered under the Securities Act or under the securities laws of any states.  The Subscriber is purchasing the Securities for the Subscriber’s own account, for investment, and not with a view to resale or distribution, except in compliance with the Securities Act.  The Subscriber has not offered or sold any portion of the Securities being acquired nor does the Subscriber have any present intention of dividing such Securities with others or of selling, distributing, or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act.  The Subscriber acknowledges that the Company has no obligation to register the Securities.

2.9           In making the decision to invest in the Securities the Subscriber has relied solely upon the information provided by the Company in the Disclosure Materials.  To the extent necessary, the Subscriber has retained, at its own risk and expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of the Offering and the purchase of the Securities hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than in the Disclosure Materials.  The Subscriber acknowledges and agrees that the Company has prepared the Disclosure Materials and that no other person, has supplied any information for inclusion in the Disclosure Materials.

2.10           If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate: (i) such partnership, corporation, trust, or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize the execution and delivery of, this Subscription Agreement, the Escrow Agreement, the Questionnaire and all other instruments executed and delivered by, or on behalf of, such partnership, corporation, trust, or estate in connection with the purchase of its Securities, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, or estate is binding upon such partnership, corporation, trust, or estate; and (iii) such partnership, corporation, or trust has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act (“Regulation D”) and has submitted information substantiating such individual qualification.

2.11           The Subscriber is an accredited investor, as defined in Rule 501(a) of Regulation D and under state securities of “blue sky” laws, as indicated in the Questionnaire attached hereto and hereby made a part hereof.

2.12           The Subscriber shall indemnify and hold harmless the Company and is members, officers, managers, employees, agents, representatives or control persons thereof, who is or may be a party to, or is or may be threatened to be made a party to, any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of, or arising from, any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Subscriber, or omitted or alleged to have been omitted by the Subscriber, concerning the Subscriber or the Subscriber’s authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement, or omission contained in the Questionnaire or any other document submitted by the Subscriber, against losses, liabilities, and expenses (including reasonable attorneys’ fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by the Company and each respective member, officer, manager, employee, agent, representative or control person thereof, in connection with such action, suit, or proceeding.

III	UNDERSTANDINGS

The Subscriber understands, acknowledges, and agrees with the Company as follows:

3.1           This subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion, at any time before the relevant Closing, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

3.2           Except as set forth in Section 3.1 above, the Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, that, except as may be provided under applicable laws, the Subscriber is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.  If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by, and be binding upon, each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

3.3           The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness, and accuracy of the statements made by the Subscriber herein and in the Questionnaire.

3.4           It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee will, at a minimum, be required to fulfill the investor suitability requirements thereunder.

3.5           The Subscriber acknowledges that the information disclosed to the Subscriber relating to the Offering is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

3.6           The Subscriber acknowledges that the Company intends to use the proceeds of the Offering for working capital and general corporate purposes after payment (a) to the Company’s placement agent, Midtown Partners & Co. LLC (the “Placement Agent”) of (i) a cash fee of 10% of the gross proceeds of monies raised in this Offering from investors introduced by the Placement Agent. The Subscriber further acknowledges that the Company will have broad discretion in the use of net proceeds of the Offering.

3.7           The representations, warranties, and agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities.

3.8           Insofar as indemnification for liabilities under the Securities Act may be permitted to managers, officers, or controlling persons of the Company, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable to such extent.

3.9           IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE DISCLOSURE MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3.10           THE SECURITIES MAY NOT BE TRANSFERRED, RESOLD, OR OTHERWISE DISPOSED OF, EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IV.            MISCELLANEOUS

4.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:

629 E. Quality Dr., Suite 103
American Fork, UT 84003

Attn: Rob Smith

with a copy to:

Sichenzia Ross Friedman & Ference LLP
61 Broadway, 32nd Floor
New York, NY 10022
Attn: Andrea Cataneo, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

4.2           Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

4.3           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4           Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Note as herein provided, subject to acceptance by the Company.

4.5           NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK AND THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

4.6           The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

4.7           It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.8           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

4.9           This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

4.10           The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

4.11           The Subscriber acknowledges that it is not relying on any other subscriber in making its investment or decision to invest in the Company.  The Subscriber agrees that no other subscriber nor the respective controlling person, officers, directors, partners, agents or employees of any subscriber shall be liable to any other subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Note or the execution of or performance under this Agreement.

***********

In Witness Whereof, the parties hereto have executed, or caused their duly authorized representatives to execute, this Subscription Agreement as of the day first above written.

Company:

The Green Polkadot Box, Inc.

	By:	/s/
Name:
Title:

Subscriber:
Principal Amount of Note Subscribed For
Individual:

Name:

Non-Individual:

Name of Entity:

By:
Name:
Title:

Address(*):

Attention:
Facsimile:
E-mail:

(*)  Individuals should list their primary residence; Companies and other non-natural entities should list their principal place of business.

Exhibit A

FORM OF CONVERTIBLE PROMISSORY NOTE

Exhibit B

FORM OF ESCROW AGREEMENT

Exhibit C

CONFIDENTIAL INVESTOR QUESTIONNAIRE

A.           The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A
The Subscriber is (a) an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, or (b) a self-directed retirement account (“Retirement Account”) whose participant’s net worth (or joint net worth with his or her spouse) presently exceeds $1,000,000.

In calculating net worth, (a)  the Subscriber’s or his or her spouse’s primary residence shall not be included as an asset, (b) indebtedness that is secured by such person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the Units, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the Notes and Warrants exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability), and (c) indebtedness that is secured by such person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units shall be included as a liability.

Category B
The Subscriber is (a) an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year or (b) a Retirement Account and the Retirement Account participant meets the tests in clause (a).

Category C	The Subscriber is a director or executive officer of the Company which is issuing and selling the Shares.

Category D
The Subscriber is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F
The Subscriber is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

Category G
The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H	The Subscriber is a revocable trust and the grantor is an accredited investor pursuant to the following category: _____________________

Category I
The Subscriber is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category J	The Subscriber is not within any of the categories above and is therefore not an accredited investor.

The Subscriber agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)           For all Subscribers, please list types of prior investments:

(d)           For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(j)            For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:
____________________________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________________________________

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

C.           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Signature:

(If purchased jointly)

Print Name:

(If purchased jointly)

Date:

CERTIFICATE OF SIGNATORY

(To be completed if Units are
being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________,______

(Signature)

 Exhibit D

Executive Summary

When considering the following facts:

•	56 million U.S. consumers’ demand for healthy and organic foods is projected to grow 18% annually from $150 billion to one-half trillion dollars, by the end of this decade.
•	Online shopping is forecast to exceed over $300 billion annually by 2020.
•	Membership Clubs like COSTCO, Wal-Mart and BJ’s have attracted over 100 million adult members

You have to wonder…

Wouldn’t an online membership club for healthy foods be a billion dollar business?
That’s exactly what entrepreneur Rod Smith wondered…until he stopped wondering and built America’s first online membership club for natural and organic foods:

The Green PolkaDot Box (“GPDB”) is positioning itself to become the Internet marketplace leader in organic and natural foods. GPDB aims to garner a billion dollars or more in annual sales by capturing the purchasing loyalty of hundreds of thousands, if not millions, of health-minded consumers—living in every zip code of the United States—who demand “clean” foods at affordable prices.

Early Results

After approximately four months of pre-opening membership drive, and recently commencing operations on December 19th, 2011, The Green PolkaDot Box (“GPDB”) has generated about 12,400 memberships, along with revenue from early membership and product sales exceeding $1,852,393.

GPDB’s new marketing and delivery system is innovative and unique. We believe there is nothing like it in the current organic and healthy food marketplace. It capitalizes on efficiencies of the Internet and a state- of-the-art online ordering system. It takes top brand name packaged products and organic produce directly from manufacturers and growers, consolidates them into central distribution centers, then packs and ships (free delivery) directly to its members by FED EX. This efficient business model produces a net result of extraordinary convenience and savings for health-minded consumers. The savings can be as much as 60% off conventional retail pricing or thousands of dollars per year for the typical organic and healthy food consumer.

Positioned to capitalize on Consumer Trends

The Green PolkaDot Box (“GPDB”) concept is driven by three “mega” trends that are capturing hundreds of billions of dollars in annual consumer spending:

Potential Growth

Foreshadowing bigger things to come is the Company’s attraction of strong marketing partners—membership associations, private enterprises such as health clubs, magazine and newspaper subscribers, affiliate business customer groups, university alumni organizations and many social media organizations representing millions of consumers whom may be attracted to GPDB’s mission of promoting “clean” foods and saving money.

Certain of the statements set forth in this Executive Summary and any annexes and/or exhibits attached hereto constitute “Forward Looking Statements”. Forward Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or words or expressions of similar meaning. All such forward looking statements involve risks and uncertainties, including, but not limited to: statements regarding our sales programs; proposed marketing and sales; regulatory approvals; the effect of competition and proprietary rights of third parties; the need for and availability of additional financing and our access to capital; the seeking of joint development, licensing or distribution and collaboration and marketing arrangements with other companies. Many important factors affect our ability to achieve our stated objectives including, among other things, our ability to obtain substantial additional funds, to compete successfully against other products and to market products in a profitable manner. Therefore, prospective investors are cautioned that the forward-looking statements included in this Executive Summary may prove to be inaccurate. In light of the significant uncertainties inherent to the forward looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by us or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, we do not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.

Exhibit E

RISK FACTORS

An investment in the Units offered hereby is speculative in nature, involves a high degree of risk and should not be made by an investor who cannot bear the economic risk of its investment for an indefinite period of time and who cannot afford the loss of its entire investment.  Each prospective investor should carefully consider the following risk factors associated with the Offering before making an investment.

Any undefined terms used herein shall bear the same meaning as ascribed to them in the Subscription Agreement (including its exhibits) to which this Exhibit E is a part. Unless the context otherwise requires, as used herein, “our”, “us” “we” and the “Company” refer to The Green Polkadot Box, Inc.
Risks Related to Our Business

We have a limited operating history and are subject to the risks encountered by early-stage companies.

We were formed as a Utah limited liability company on January 18, 2008 and effective December 31, 2011, we converted into a Utah corporation.  Because we have a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. For us, these risks include:

•	risks that we may not have sufficient capital to achieve our growth strategy;

•	risks that we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers’ requirements;

•	risks that our growth strategy may not be successful; and

•	risks that fluctuations in our operating results will be significant relative to our revenues.

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section. If we do not successfully address these risks, our business would be significantly harmed.

We cannot predict our future capital needs and we may not be able to secure additional financing.

We will need to raise significant additional funds sooner in order to support our growth, develop new or enhanced services and products, respond to competitive pressures, acquire or invest in complementary or competitive businesses or technologies, or take advantage of unanticipated opportunities. If our financial resources are insufficient, we will require additional financing in order to meet our plans for expansion.  We cannot be sure that this additional financing, if needed, will be available on acceptable terms or at all. Furthermore, any debt financing, if available, may involve restrictive covenants, which may limit our operating flexibility with respect to business matters.  If additional funds are raised through the issuance of equity securities, the percentage ownership of our existing members will be reduced, our shareholders may experience additional dilution in net book value, and such equity securities may have rights, preferences, or privileges senior to those of our existing shareholders. If adequate funds are not available on acceptable terms or at all, we may be unable to develop or enhance our services and products, take advantage of future opportunities, repay debt obligations as they become due, or respond to competitive pressures, any of which would have a material adverse effect on our business, prospects, financial condition, and results of operations.

We have a history of losses and no assurance of their future operating results can be given.

We have experienced net losses and negative cash flows from operating activities since inception and expect such losses and negative cash flows to continue in the foreseeable future. As of December 31, 2010 and 2011, we had working capital of $________ and $_________, respectively, and stockholders’ equity of $________ and $__________, respectively. For the years ended December 31, 2010 and 2011, we incurred net losses of $ (__________) and $(__________) . As of December 30, 2011, we had an aggregate accumulated deficit of $___________. We may never achieve profitability.

Our operations are sensitive to economic downturns.

The organic and natural products market is sensitive to national and regional economic conditions and the demand for the products that we distribute may be adversely affected from time to time by economic downturns that impact consumer spending, including discretionary spending. Future economic conditions such as employment levels, business conditions, interest rates, inflation rates, energy and fuel costs and tax rates could reduce consumer spending or change consumer purchasing habits.

 Our business is a low margin business and our profit margins may decrease due to consolidation in the grocery industry.

The organic and natural foods products generally is characterized by relatively high volume of sales with relatively low profit margins. The continuing consolidation of retailers in the natural products industry and the growth of supernatural chains may reduce potential profit margins in the future as more customers qualify for greater volume discounts, and we experience pricing pressures from suppliers and retailers. To compensate for these lower gross margins, we must reduce the expenses we incur to service our customers. If we are unable to reduce our expenses our business, prospects, financial condition or results of operations could be adversely impacted.

Our business may be sensitive to inflationary and deflationary pressures.

Many of our sales are at prices that are based on our product cost plus a percentage markup. As a result, volatile food costs have a direct impact upon our profitability. Prolonged periods of product cost inflation may have a negative impact on our profit margins and results of operations to the extent that we are unable to pass on all or a portion of such product cost increases to our customers. In addition, product cost inflation may negatively impact the consumer discretionary spending trends of our customers' customers, which could adversely affect our sales. Conversely, because many of our sales are at prices that are based upon product cost plus a percentage markup, our profit levels may be negatively impacted during periods of product cost deflation even though our gross profit as a percentage of net sales may remain relatively constant. To compensate for lower gross margins, we, in turn, must reduce expenses that we incur to service our customers.

We have significant competition from a variety of sources.

We operate in competitive markets and our future success will be largely dependent on our ability to provide quality products and services at competitive prices. Our competition comes from a variety of sources, including other distributors of organic and natural products as well as specialty grocery and mass market grocery distributors and retailers. These competitors may have been in business longer than we have, may have substantially greater financial and other resources than we have and may be better established in their markets. We cannot assure you that our current or potential competitors will not provide products or services comparable or superior to those provided by us or adapt more quickly than we do to evolving industry trends or changing market requirements. It is also possible that alliances among competitors may develop and rapidly acquire significant market share. Increased competition may result in price reductions, reduced gross margins and loss of market share, any of which could materially adversely affect our business, prospects, financial condition or results of operations. We cannot assure you that we will be able to compete effectively against current and future competitors.

We rely on third-party carriers as part of our inventory fulfillment and order delivery processing, and these third parties may fail to meet shipping schedules or requirements which could limit our ability to distribute our products, which could reduce our sales and our margins.

We cannot control all of the factors that might affect our timely and cost-effective procurement of products from our suppliers and delivery of our products to our customers. We rely on third-party carriers both for the delivery of inventory and for the shipment of our products to our customers. Consequently, we are subject to risks of these carriers, including increased fuel costs, security concerns, labor disputes, union organizing activity and inclement weather. Any disruption in the ability of these carriers to timely deliver inventory to us and products to our customers could damage our reputation and brand and result in customer dissatisfaction. This could, in turn, materially and adversely affect our business, prospects, financial condition and results of operations.

Disruption of our distribution network could adversely affect our business.

Damage or disruption to our distribution capabilities due to weather, natural disaster, fire, terrorism, pandemic, strikes, the financial and/or operational instability of key suppliers, or other reasons could impair our ability to distribute our products. To the extent that we are unable, or it is not financially feasible, to mitigate the likelihood or potential impact of such events, or to manage effectively such events if they occur, there could be an adverse effect on our business, prospects financial condition or results of operations.

Actual or perceived food safety concerns may adversely affect our sales.

There is increasing governmental scrutiny of and public awareness regarding food safety. We believe that many customers choose to purchase from us because of their interest in health, nutrition and food safety. We believe that our customers hold us to a higher food safety standard than retailers. The real or perceived sale of contaminated food products by us could result in government enforcement action, private litigation, product recalls and other liabilities, the settlement or outcome of which might have a material adverse effect on our operating results.

Unfavorable changes in governmental regulation could harm our business.

We are subject to various federal, state and local laws, regulations and administrative practices affecting our business, and we must comply with provisions regulating health and sanitation standards, food labeling, equal employment, minimum wages, and licensing for the sale of organic food and other organic products. Changes in existing laws or implementation of new laws, regulations and practices could have a significant impact on our business.

The USDA’s Organic Rule facilitates interstate commerce and the marketing of organically produced food, and provides assurance to our customers that such products meet consistent, uniform standards. Compliance with this rule could pose a significant burden on some of our suppliers, which may cause a disruption in some of our product offerings.

As the role and importance of online commerce has grown in the U.S., there have been continuing efforts to increase the legal and regulatory obligations and restrictions on companies conducting commerce through the Internet, primarily in the areas of taxation, consumer privacy, restrictions on imports and exports, customs, tariffs, user privacy, data protection, pricing, content, copyrights, distribution, electronic contracts and other communications, consumer protection, the provision of online payment services, broadband residential Internet access and the characteristics and quality of products and services, which could increase the cost of conducting business over the Internet. In addition, consumer unwillingness or inability to use the Internet to conduct business, due to adverse regulation, security concerns, service interruptions or otherwise, could materially reduce our growth. Governmental laws and regulations, service interruptions or adverse attitudes about online commerce could increase the costs and liabilities associated with our online commerce activities, increase the price of our product to consumers, or reduce traffic to our website. Unfavorable resolution of these issues could have a material adverse effect on our business, prospects, financial condition or results of operations.

We cannot predict the nature of future laws, regulations, interpretations or applications, or determine what effect either additional government regulations or administrative orders, when and if promulgated, or disparate federal, state and local regulatory schemes would have on our business in the future. They could, however, require the reformulation of certain products to meet new standards, the recall or discontinuance of certain products not able to be reformulated, additional recordkeeping, expanded documentation of the properties of certain products, expanded or different labeling and/or scientific substantiation. Any or all of such requirements could have an adverse effect on our operating results.

We depend primarily upon search engines and other online sources to increase traffic to our website, and need to convert this traffic into customers in a cost-effective manner; our failure to do so could reduce our sales.

Our success depends on our ability to attract visitors to our website and convert them into customers in a cost-effective manner. We utilize search engines and other online sources as a means to direct traffic to our website. Our website is included in search results as a result of both paid search listings, where we purchase specific search terms that result in the inclusion of our website in the search result, and algorithmic searches that depend upon the searchable content in our website. Search engines and other online sources revise their algorithms from time to time in an attempt to optimize their search results.

If one or more of the search engines or other online sources which we use to direct traffic to our website were to modify its general methodology for how it displays our website, fewer visitors may visit our website, which could have a material adverse effect on our business and results of operations. Further, if any free search engine which we use to direct traffic to our website begins charging fees for listing or placement, or if one or more of the search engines or other online sources on which we rely for purchased listings, modifies or terminates its relationship with us, the traffic to our website could decrease and our expenses could increase which could have a material adverse effect on our business, prospects, financial condition or results of operations.

We may not be able to maintain our domain name, which may result in confusion to existing and new customers and lost sales and, therefore, could have a material adverse effect on our business, prospects, financial condition or results of operations.

Maintaining our Internet domain name is critical to our success. Under current domain name registration practices, no other entity may obtain an identical domain name but can obtain a similar or identical name with a different suffix, such as “.net” or “.org,” or with a different country designation.

We have not registered our domain name with each of the suffixes or jurisdictions available. As a result, third parties may use domain names that are similar to our domain name, which may result in confusion to existing and new customers and lost sales. Failure to maintain our domain name’s uniqueness could have a material adverse effect on our business, prospects, financial condition or results of operations.

 Taxation risks could subject us to liability for past sales, increase our costs and cause our future sales to decrease.

We do not collect sales or other taxes on shipments of most of our products into most states in the U.S. Currently, U.S. Supreme Court decisions restrict the imposition of obligations to collect state and local sales and use taxes with respect to sales made over the Internet. However, a number of states, as well as the U.S. Congress, have been considering initiatives that could limit or supersede the Supreme Court’s position regarding sales and use taxes on Internet sales. If any of these initiatives were successful, we could be required to collect sales and use taxes in additional states. The imposition by state and local governments of various taxes upon Internet commerce could create administrative burdens for us, reduce our competitive advantage over traditional retailers and decrease our future sales. One or more states may seek to impose sales or other tax collection obligations on out-of-jurisdiction eCommerce companies. Effective June 2008, New York imposed such a sales tax obligation requirement on online retailers that use New York residents to directly or indirectly refer potential customers, via a link on an Internet website or otherwise, to the online retailer. A successful assertion by one or more states or foreign countries that we should collect sales or other taxes on the sale of products or services could result in substantial tax liabilities for past sales, decrease our ability to compete with traditional retailers and otherwise harm our business, prospects, financial condition or results of operations.

Product liability claims could have an adverse effect on our business.

We face an inherent risk of exposure to product liability claims if the products we sell cause injury or illness. We may be subject to liability, which could be substantial, because of actual or alleged contamination in products sold by us, including products sold by companies before we acquired them. We have, and the companies we have acquired have had, liability insurance with respect to product liability claims. This insurance may not continue to be available at a reasonable cost or at all, and may not be adequate to cover product liability claims against us or against companies we have acquired. We generally seek contractual indemnification from suppliers, but any such indemnification is limited, as a practical matter, to the creditworthiness of the indemnifying party. If we or any of our suppliers do not have adequate insurance or contractual indemnification available, product liability claims and costs associated with product recalls, including a loss of business, could have a material adverse effect on our business, prospects, financial condition or results of operations.

If we lose or are unable to obtain key personnel, our business, financial condition or results of operations could be materially adversely affected.

Our success depends to a significant degree upon the continued contributions of our executive officers and other key personnel. If any of our key personnel were to cease their affiliation with us, our operating results could suffer. Further, we do not maintain key person life insurance on any of our executive officers. If we lose or are unable to obtain the services of key personnel, our business, prospects, financial condition or results of operations could be materially and adversely affected.

If we are unable to effectively manage our growth plan, we could be unable to implement our business strategy.

Our growth plan requires significant management time and operational and financial resources. There is no assurance that we have the operational and financial resources to manage our growth. In addition, rapid growth in our headcount and operations may place a significant strain on our management and our administrative, operational and financial infrastructure. Failure to adequately manage our growth could have a material adverse effect on our business, prospects, financial condition or results of operations.

Risks Related to the Offering

This Offering is a best efforts offering by us and there are no firm commitments or minimum amount that needs to be raised before Closing.

This Offering is made on a best efforts basis by us. No commitment exists by anyone to purchase all or any part of the Notes being offered and there is no minimum amount that we must raise before Closing.

The Notes purchased in this Offering are subject to restrictions which severely limit your ability to transfer such securities and liquidate your investment.

In connection with your purchase of Notes in this Offering, you will be receiving restricted securities. The Notes and the underlying securities (the “Securities”) have not been registered pursuant to the Securities Act, or pursuant to any other applicable federal or state laws and you must be able to bear the economic risk of your investment for an indefinite period of time. You will not be able to sell or transfer the Securities unless the Units are registered under the Securities Act or an exemption from such registration is available and such sale or transfer is otherwise in compliance with the Securities Act and any other applicable federal or state securities laws, rules or regulations. We have no intention or obligation to register the Securities.

There is not now, and there may not ever be a market for the Securities.

There is no active market for the Securities and no market is expected to develop in the foreseeable future for any of such securities.  Accordingly, investors must bear the economic risk of an investment in the Securities for an indefinite period of time and the Company must bear the economic risk of an investment in the Securities for an indefinite period of time. The Securities have not been, nor will they be, registered pursuant to the Securities Act.

The Purchase Price of the Securities is arbitrarily determined.

The Purchase Price was arbitrarily determined by us based upon such factors as the proceeds to be raised by this Offering, the lack of a public market for our interests and our capital requirements. There is no relationship whatsoever between such the Purchase Price and our assets or book value, or any other recognized criteria of value. If a market were to develop for the Securities in the future, there can be no assurance that the market price will equal or exceed the offering price herein.